UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2020

ALLIED ESPORTS ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38226	82-1659427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17877 Von Karman Avenue, Suite 300

Irvine, California, 92614

(Address of Principal Executive Offices) (Zip Code)

(949) 225-2600

(Registrant’s Telephone Number, Including Area Code)

 Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AESE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 14, 2020 (the “Effective Date”), Allied Esports Entertainment, Inc. (the “Company”) entered into a Share Purchase Agreement (the “Purchase Agreement”) with BPR Cumulus LLC (“Investor”), an affiliate of Brookfield Property Partners. Pursuant to the Purchase Agreement, the Company issued to Investor 758,725 shares (the “Shares”) of the Company’s common stock in exchange for $5,000,000 (the “Purchase Price”) on January 16, 2020. The Purchase Price is to be used by the Company or its subsidiaries to develop integrated esports experience venues at mutually agreed upon shopping malls owned and/or operated by Investor or any of its affiliates (each, an “Investor Mall”) that will include a dedicated gaming space and production capabilities to attract and to activate esports and other emerging live events (each, an “Esports Venue”). To that end, half of the Purchase Price is held in escrow until the parties execute a written lease agreement for the first Esports Venue, and the other half is held in escrow until the parties execute a written lease agreement for the second Esports Venue.

Under the Purchase Agreement, the Company is obligated to file with the Securities and Exchange Commission (the “Commission”) a registration statement on or before March 30, 2020 registering the resale of the Shares (as amended from time to time, the “Registration Statement”), and use its best efforts to have the Registration Statement declared effective within the earlier of (i) sixty (60) days of the filing of the Registration Statement and (ii) five (5) business days after being advised by the Commission that the Commission is not reviewing the Registration Statement or has no further comments to the Registration Statement.

Under the Purchase Agreement, the Company, or one of its subsidiaries, must create, produce, and execute three (3) esports events during each calendar year 2020, 2021 and 2022 that will include the Company’s HyperX Esports Truck at one or more Investor Malls at mutually agreed times.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference thereto, which is filed as Exhibit 10.1 to this Current Report, and is incorporated herein by reference. On January 14, 2020, the Company issued a press release regarding the Purchase Agreement and the transactions contemplated therein, a copy of which is filed herewith as Exhibit 99.1.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure in Item 1.01 is incorporated herein by reference thereto. The Shares were not registered under the Securities Act of 1933, as amended (the “Securities Act”) at the time of issuance, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For this issuance, the Company relied on the exemption from federal registration under Section 4(a)(2) of the Securities Act and/or Rule 506 promulgated thereunder, based on the Company’s belief that the offer and sale of such securities has not and will not involve a public offering.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Share Purchase Agreement dated January 14, 2020 by and between Allied Esports Entertainment, Inc. and BPR Cumulus LLC.

99.1	Press Release dated January 14, 2020

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 2020

ALLIED ESPORTS ENTERTAINMENT, INC.

By:	/s/ Anthony Hung
Anthony Hung Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Share Purchase Agreement dated January 14, 2020 by and between Allied Esports Entertainment, Inc. and BPR Cumulus LLC.
99.1	Press Release dated January 14, 2020.

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